Exhibit 99.1

Verizon Communications Inc.

Consolidated Statements of Income - Revised for Discontinued Operations Reflecting Spin-off of Idearc

						(dollars in millions, except per share amounts)

	2004					2005					2006
Unaudited	1Q04	2Q04	3Q04	4Q04	Annual	1Q05	2Q05	3Q05	4Q05	Annual	1Q06	2Q06	3Q06
Operating Revenues	$15,685	$16,363	$16,854	$16,849	$65,751	$16,785	$17,177	$17,629	$17,927	$69,518	$21,221	$21,876	$22,449

Operating Expenses
Cost of services and sales	5,214	5,334	5,728	5,756	22,032	5,799	5,931	6,224	6,246	24,200	8,441	8,642	8,853
Selling, general & administrative expense	5,217	4,593	4,700	4,836	19,346	4,806	4,828	4,955	5,063	19,652	5,938	6,410	6,453
Depreciation and amortization expense	3,328	3,336	3,382	3,457	13,503	3,352	3,387	3,410	3,466	13,615	3,667	3,607	3,606
Sales of businesses, net	—	—	—	—	—	—	(530)	—	—	(530)	—	—	—

Total Operating Expenses	13,759	13,263	13,810	14,049	54,881	13,957	13,616	14,589	14,775	56,937	18,046	18,659	18,912

Operating Income	1,926	3,100	3,044	2,800	10,870	2,828	3,561	3,040	3,152	12,581	3,175	3,217	3,537
Equity in earnings of unconsolidated businesses	199	211	224	1,056	1,690	193	178	182	133	686	157	171	288
Other income and (expense), net	45	8	1	28	82	124	76	89	22	311	103	60	100
Interest expense	(625)	(583)	(566)	(562)	(2,336)	(548)	(528)	(525)	(528)	(2,129)	(636)	(590)	(572)
Minority interest	(462)	(640)	(669)	(558)	(2,329)	(608)	(709)	(747)	(937)	(3,001)	(866)	(986)	(1,088)

Income Before Provision for Income Taxes, Discontinued Operations and Cumulative Effect of Accounting Change	1,083	2,096	2,034	2,764	7,977	1,989	2,578	2,039	1,842	8,448	1,933	1,872	2,265
Provision for income taxes	(219)	(677)	(598)	(584)	(2,078)	(582)	(774)	(533)	(532)	(2,421)	(651)	(609)	(720)

Income Before Discontinued Operations and Cumulative Effect of Accounting Change	864	1,419	1,436	2,180	5,899	1,407	1,804	1,506	1,310	6,027	1,282	1,263	1,545
Income from discontinued operations, net of tax	335	378	360	859	1,932	350	309	363	348	1,370	392	348	377
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	—		—	(42)	—	—

Net Income	$1,199	$1,797	$1,796	$3,039	$7,831	$1,757	$2,113	$1,869	$1,658	$7,397	$1,632	$1,611	$1,922

Basic Earnings per Common Share(1)
Income before discontinued operations and cumulative effect of accounting change	$.31	$.51	$.52	$.79	$2.13	$.51	$.65	$.54	$.47	$2.18	$.44	$.43	$.53
Income from discontinued operations, net of tax	$.12	$.14	$.13	$.31	$.70	$.13	$.11	$.13	$.13	$.50	$.13	$.12	$.13
Cumulative effect of accounting change, net of tax	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(.01)	$—	$—

Net income	$.43	$.65	$.65	$1.10	$2.83	$.63	$.76	$.68	$.60	$2.67	$.56	$.55	$.66
Diluted Earnings per Common Share(1) (2)
Income before discontinued operations and cumulative effect of accounting change	$.31	$.51	$.51	$.78	$2.11	$.50	$.65	$.54	$.47	$2.16	$.44	$.43	$.53
Income from discontinued operations, net of tax	$.12	$.13	$.13	$.30	$.68	$.12	$.11	$.13	$.12	$.49	$.13	$.12	$.13
Cumulative effect of accounting change, net of tax	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(.01)	$—	$—

Net income	$.43	$.64	$.64	$1.08	$2.79	$.63	$.75	$.67	$.59	$2.65	$.56	$.55	$.66

Weighted average number of common shares (in millions) - Basic	2,770	2,770	2,769	2,770	2,770	2,769	2,766	2,765	2,764	2,766	2,915	2,910	2,907
Weighted average number of common shares (in millions) - Diluted	2,847	2,834	2,820	2,823	2,831	2,821	2,818	2,817	2,816	2,817	2,963	2,949	2,923
Diluted Earnings per Common Share(1) (2)
Income before discontinued operations and cumulative effect of accounting change	$.31	$.51	$.51	$.78	$2.11	$.50	$.65	$.54	$.47	$2.16	$.44	$.43	$.53

Footnote:

(1)	EPS totals may not add due to rounding.
(2)	Diluted Earnings per Share includes (i) income related to share dilution (exchangeable equity interests and zero coupon convertible debt) of $15 million, $12 million and $4 million for the first, second and third quarters of 2006, respectively; $14 million, $14 million, $15 million and $17 million for the first, second, third and fourth quarters of 2005, respectively; $22 million, $18 million, $14 million and $14 million for the first, second, third and fourth quarters of 2004; and (ii) the dilutive effect of shares issuable under our stock-based compensation plans, exchangeable equity interests and zero coupon convertible debt, which represent the only potential dilution. The zero coupon debt was retired on May 15, 2006. The exchangeable equity interest was converted on August 15, 2006 by issuing 29.5 million Verizon shares.

Exhibit 99.1 (cont’d)

Verizon Communications Inc.
Consolidated Statements of Income Before Special Items - Revised for Discontinued Operations Reflecting Spin-off of Idearc

						(dollars in millions, except per share amounts)

	2004					2005					2006
Unaudited	1Q04	2Q04	3Q04	4Q04	Annual	1Q05	2Q05	3Q05	4Q05	Annual	1Q06	2Q06	3Q06
Operating Revenues	$15,553	$16,233	$16,721	$16,715	$65,222	$16,652	$17,130	$17,629	$17,927	$69,338	$21,221	$21,876	$22,449

Operating Expenses
Cost of services and sales	5,166	5,296	5,676	5,705	21,843	5,747	5,912	6,224	6,246	24,129	8,441	8,642	8,847
Selling, general & administrative expense	4,465	4,613	4,626	4,671	18,375	4,771	4,816	4,894	4,860	19,341	5,837	5,989	6,352
Depreciation and amortization expense	3,299	3,336	3,382	3,457	13,474	3,352	3,387	3,410	3,466	13,615	3,667	3,607	3,606

Total Operating Expenses	12,930	13,245	13,684	13,833	53,692	13,870	14,115	14,528	14,572	57,085	17,945	18,238	18,805

Operating Income	2,623	2,988	3,037	2,882	11,530	2,782	3,015	3,101	3,355	12,253	3,276	3,638	3,644
Operating income impact of operations sold	19	52	42	41	154	46	16	—	—	62	—	—	—
Equity in earnings of unconsolidated businesses	199	211	224	269	903	193	178	182	133	686	157	171	288
Other income and (expense), net	45	20	1	28	94	124	76	99	26	325	103	60	100
Interest expense	(625)	(583)	(566)	(562)	(2,336)	(548)	(528)	(525)	(528)	(2,129)	(610)	(590)	(572)
Minority interest	(462)	(640)	(669)	(558)	(2,329)	(608)	(709)	(747)	(937)	(3,001)	(866)	(986)	(1,088)

Income Before Provision for Income Taxes and Discontinued Operations	1,799	2,048	2,069	2,100	8,016	1,989	2,048	2,110	2,049	8,196	2,060	2,293	2,372
Provision for income taxes	(513)	(639)	(612)	(640)	(2,404)	(582)	(590)	(625)	(618)	(2,415)	(699)	(767)	(760)

Income Before Discontinued Operations	1,286	1,409	1,457	1,460	5,612	1,407	1,458	1,485	1,431	5,781	1,361	1,526	1,612
Income from discontinued operations, net of tax	343	378	359	343	1,423	350	309	363	348	1,370	392	348	374

Net Income	$1,629	$1,787	$1,816	$1,803	$7,035	$1,757	$1,767	$1,848	$1,779	$7,151	$1,753	$1,874	$1,986

Basic Earnings per Common Share(1)
Income before discontinued operations	$.46	$.51	$.53	$.53	$2.03	$.51	$.53	$.54	$.52	$2.09	$.47	$.52	$.55
Income from discontinued operations, net of tax	$.12	$.14	$.13	$.12	$.51	$.13	$.11	$.13	$.13	$.50	$.13	$.12	$.13

Net income	$.59	$.65	$.66	$.65	$2.54	$.63	$.64	$.67	$.64	$2.59	$.60	$.64	$.68

Diluted Earnings per Common Share(1) (2)
Income before discontinued operations	$.46	$.50	$.52	$.52	$2.01	$.50	$.52	$.53	$.51	$2.07	$.46	$.52	$.55
Income from discontinued operations, net of tax	$.12	$.13	$.13	$.12	$.50	$.12	$.11	$.13	$.12	$.49	$.13	$.12	$.13

Net income	$.58	$.64	$.65	$.64	$2.51	$.63	$.63	$.66	$.64	$2.56	$.60	$.64	$.68

Weighted average number of common shares (in millions) - Basic	2,770	2,770	2,769	2,770	2,770	2,769	2,766	2,765	2,764	2,766	2,915	2,910	2,907
Weighted average number of common shares (in millions) - Diluted	2,847	2,834	2,820	2,823	2,831	2,821	2,818	2,817	2,816	2,817	2,963	2,949	2,923

Diluted Earnings per Common Share(1) (2)
Income before discontinued operations	$.46	$.50	$.52	$.52	$2.01	$.50	$.52	$.53	$.51	$2.07	$.46	$.52	$.55

Footnote:

(1)	EPS totals may not add due to rounding.
(2)	Diluted Earnings per Share includes (i) income related to share dilution (exchangeable equity interests and zero coupon convertible debt) of $15 million, $12 million and $4 million for the first, second and third quarters of 2006, respectively; $14 million, $14 million, $15 million and $17 million for the first, second, third and fourth quarters of 2005, respectively; $22 million, $18 million, $14 million and $14 million for the first, second, third and fourth quarters of 2004; and (ii) the dilutive effect of shares issuable under our stock-based compensation plans, exchangeable equity interests and zero coupon convertible debt, which represent the only potential dilution. The zero coupon debt was retired on May 15, 2006. The exchangeable equity interest was converted on August 15, 2006 by issuing 29.5 million Verizon shares.